Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Cboe Vest U.S. Equity Buffer ETF - March

FT Cboe Vest U.S. Equity Deep Buffer ETF - March

(each a “Fund”)

Supplement To each Fund’s Prospectus

Dated March 10, 2023

As described in each Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in a Fund for a given Target Outcome Period. On March 17, 2023, each Fund’s current Target Outcome Period will end, and a new Target Outcome Period will begin as of March 20, 2023. The new Target Outcome Period will end on March 15, 2024. While the actual caps will not be determined until the first day of the new Target Outcome Period, set forth below are the anticipated cap ranges for each Fund for the Target Outcome Period beginning on March 20, 2023.

FT Cboe Vest U.S. Equity Buffer ETF - March (FMAR)

17.05% - 19.65%

(before fees and expenses)

16.20% - 18.80%

(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)

FT Cboe Vest U.S. Equity Deep Buffer ETF - March (DMAR)

13.45% - 15.45%

(before fees and expenses)

12.60% - 14.60%

(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)

Please Keep this Supplement with your Fund Prospectus for Future Reference